    As filed with the Securities and Exchange Commission on December 8, 2004.

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                      MILLSTREAM II ACQUISITION CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                DELAWARE                                20-1665695
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(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

   435 DEVON PARK DRIVE, BUILDING 400
          WAYNE, PENNSYLVANIA                              19087
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(Address of Principal Executive Offices)                 (Zip Code)

If this form relates to the                 If this form relates to the
registration of a class of securities       registration of a class of
pursuant to Section 12(b) of the            securities pursuant to Section
Exchange Act and is effective pursuant      12(g) of the Exchange Act and is
to General Instruction A.(c), please        effective pursuant to General
check the following box. [ ]                Instruction A.(d), please check the
                                            following box. [X]

Securities Act registration statement file number to which this form relates:

                                    333-119937
                                -----------------
                                 (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

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         Title of Each Class                  Name of Each Exchange on Which
          to be Registered                    Each Class is to be Registered
-------------------------------------     --------------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                                      UNITS
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                                (Title of Class)

                         COMMON STOCK, $.0001 PAR VALUE
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                                (Title of Class)

                         COMMON STOCK PURCHASE WARRANTS
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                                (Title of Class)

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The information required by this item is contained under the heading
         "Description of Securities" in the registration statement to which this
         Form 8-A relates (File No. 333-119937). This information is incorporated herein by reference.

ITEM 2.  INDEX TO EXHIBITS.

*3.1     Amended and Restated Certificate of Incorporation
*3.2     By-Laws
*4.1     Specimen Unit Certificate
*4.2     Specimen Common Stock Certificate
*4.3     Specimen Warrant Certificate
*4.4     Form of Unit Purchase Option to be granted to Representative
*4.5     Form of Warrant Agreement between Continental Stock Transfer and Trust
         Company and the Registrant

     *   Incorporated by reference from the Company's Registration Statement on
         Form S-1, as amended, which was initially filed with the Securities and Exchange Commission on October 25, 2004.

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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                          MILLSTREAM II ACQUISITION CORPORATION

Date:  December 8, 2004                  By: /s/ Arthur Spector
                                              ----------------------
                                              Arthur Spector
                                              Chairman

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